UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2026

CUMBERLAND PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 West End Avenue, Suite 1300 Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 255-0068

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 22, 2026, Cumberland Pharmaceuticals Inc. (the “Company” or “Cumberland”) entered into a strategic transaction (the “Transaction”) to integrate its commercial products with the U.S. branded business of an affiliate of Apotex Inc., a corporation incorporated under the laws of the Province of Ontario (“Apotex”), in exchange for $100,000,000 payable at the closing of the Transaction. Through the Transaction Apotex will create a U.S. branded pharmaceutical platform to build upon, by delivering specialty medicines that improve the quality of patient care. The Transaction will be effected through an Asset Purchase Agreement (the “Agreement”) whereby Apotex will acquire specified assets relating to the Company’s FDA-approved products, which consist of Acetadote®, Caldolor®, Kristalose®, Sancuso®, Vaprisol®, Vibativ®, as well as the Company’s certain product related equity interests (collectively, the “Assets”). Cumberland will retain the assets associated with Cumberland Emerging Technologies, Inc. and the Company’s ifetroban product candidates (the “Retained Programs”), which the Company intends to continue to develop following the closing of the Transaction.

The Transaction has been unanimously approved by the Company’s board of directors (the “Board”). The affirmative vote of the holders of a majority of all outstanding shares of the Company’s stock entitled to vote on the proposal, in person or by proxy, is required to approve the Transaction (the “Shareholder Approval”). The Board has recommended that the Company’s shareholders vote in favor of the Transaction.

In addition to the receipt of Shareholder Approval, the obligation of the Company, on the one hand, and Apotex, on the other hand, to consummate the Transaction is conditioned upon certain other customary closing conditions, including the accuracy of the other party’s representations and warranties as of closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Agreement, the absence of any law or action before a governmental authority prohibiting the Transaction from being consummated, the absence of a material adverse effect with respect to the Company, the receipt of certain consents and delivery of certain documentation by the other party, in each case, as set forth in the Agreement.

The Agreement also contains representations, warranties, covenants, indemnification and termination rights of the applicable parties customary for transactions similar to those contemplated by the Agreement. Such representations and warranties are made solely for purposes of the Agreement and, in some cases, may be subject to qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Agreement and may have been qualified by disclosures that were made in connection with the parties’ entry into the Agreement.

The Agreement also includes certain customary restrictive covenants, including a mutual employee non-solicitation / non-hire provision applicable for 18 months following the closing of the Transaction and non-competition and non-interference provisions applicable to Cumberland for 4 years following the closing of the Transaction. Additionally, Apotex agreed that, in the event, that prior to the two-year anniversary of the closing of the Transaction, Apotex, or its affiliates is awarded a contract by the United States Department of Health and Human Services (or any division thereof) for the supply of Vibativ for certain specified uses, then Apotex must provide a milestone payment to the Company, subject to the terms and conditions set forth in the Agreement, including the achievement of certain net sales associated with such contract.

The Agreement contains customary indemnification provisions pursuant to which the Company has agreed to indemnify Apotex and its affiliates against losses arising from, among other things, the Company’s ownership and operation of the Assets, breaches of representations, warranties, and post-closing covenants, excluded liabilities and fraud. Likewise, Apotex has agreed to indemnify the Company and its affiliates against losses arising from breaches of representations, warranties, and post-closing covenants, assumed liabilities and fraud.

The Agreement requires that the Company, from signing until the earlier of the termination of the Agreement or closing of the Transaction, not initiate contact with or solicit any inquiry or proposal or engage in any discussions with third parties in connection with possible proposals regarding a sale or licensing of the Assets and certain other strategic transactions involving the Company, subject to a customary “fiduciary out” provision that allows the Company to participate in discussions and engage in negotiations with third parties under certain specified circumstances. The Company has agreed to promptly provide notice to Apotex of any solicitation or offer made by any third party in connection with such alternative transaction.

The Agreement may be terminated by either party if the transaction is not completed by August 20, 2026 or otherwise under certain specified conditions. If the Agreement is validly terminated and, following the receipt of an Acquisition Proposal (as defined in the Agreement), the Company consummates an Acquisition Transaction (as defined in the Agreement), or the Company enters into a definitive agreement with respect to an Acquisition Transaction (which transaction is subsequently consummated), then the Company must pay a termination fee of $4,000,000 (the “Cumberland Termination Fee”) to Apotex. The Company must also pay the Cumberland Termination Fee to Apotex if the Agreement is terminated due to a breach of the Agreement by the Company, the Company fails to obtain Shareholder Approval, or the Board has effected a Board Recommendation Change (as defined in the Agreement). If Apotex fails to consummate the closing of the Transaction and the Company stood ready, willing, and able to consummate the closing, then Apotex must pay a reverse termination fee of $4,000,000 to the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.

Fairness Opinion

In connection with the Transaction, the Company’s financial advisor, VelocityHealth Securities, Inc., delivered to the Board its opinion, dated April 15, 2026, that, as of the date thereof, the consideration to be received by the Company from Apotex in the Transaction pursuant to the Agreement is fair and reasonable to the Company, from a financial point of view.

Item 7.01	Regulation FD Disclosure.

On April 23, 2026, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Voting and Support Agreements

Simultaneously with the execution of the Agreement, Apotex and the Company entered into voting and support agreements (each, a “Voting and Support Agreement”) with certain of the Company’s directors and executive officers who, collectively, hold approximately 41% of the total outstanding shares of common stock of the Company.

Pursuant to the Voting and Support Agreements, each shareholder signatory thereto has agreed, with respect to all of the shares of the Company’s common stock that such shareholder beneficially owns as of the date thereof or thereafter (the “Covered Stock”), to, among other things, (a) vote in favor of the Transaction; and (b) not transfer any such Covered Stock during the term of such Voting and Support Agreement. The Voting and Support Agreements will terminate upon the earlier of the termination of the Agreement in accordance with its terms or the consummation of the closing of the Transaction.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting and Support Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits contain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “predicts,” “believes,” “potential,” “continues,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “positive,” “projects,” “targets,” “optimistic,” aims,” or the negative thereof or other variations thereon or other comparable terminology. The forward-looking statements included in this Current Report on Form 8-K or the attached exhibits are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the Company’s shareholders failing to approve the Transaction; the failure of one or more conditions to the closing of the Transaction to be satisfied or waived by the applicable party; an increase in the anticipated amount of costs, fees, expenses and other charges related to the Agreement or Transaction, including the expenses of any claims or litigation seeking to challenge the transaction or disclosures in connection therewith or recover any damages alleged to arise therefrom; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; risks arising from the diversion of management’s attention from the Company’s ongoing business operations; risks associated with the Company’s ability to identify and realize business opportunities following the Transaction; fluctuations in demand for the Company’s products; risks of losing key personnel, customers, distributors, or suppliers; protection of the Company’s intellectual property; government policies and regulations, including, but not limited to those affecting the Company’s industry; and the matters discussed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended and updated from time to time in the Company’s subsequent filings with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date that it was made and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be a solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. In connection with the proposed transaction, the Company intends to file a proxy statement and relevant documents with respect to the special meeting to be held in connection with the proposed transaction with the SEC. The definitive proxy statement will be mailed to the Company’s shareholders in advance of the special meeting. Investors and security holders of the Company are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company, Apotex and the proposed transaction. The proxy statement, when it becomes available, and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by sending a written request to Cumberland, 1600 West End Avenue, Suite 1300 Nashville, Tennessee 37203, Attention: Corporate Secretary.

Participants in the Solicitation

The Company and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the directors and executive officers, including their interests in the transaction, will be included in the Company’s proxy statement relating to the transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of April 22, 2026, by and among Cumberland Pharmaceuticals Inc., Nuvo Pharmaceuticals (Ireland) DAC, and Apotex Inc.
10.1	Form of Voting and Support Agreement
99.1	Press Release, dated as of April 23, 2026, announcing the Transaction
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: April 23, 2026	By:	/s/ A. J. Kazimi
A. J. Kazimi
Chief Executive Officer